                                               November 3, 2010

Dreyfus Dynamic Alternatives Fund, Inc.

Supplement to Prospectus

Dated March 8, 2010

The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary- Portfolio Management” and “Fund Details- Management”:

Investment decisions for the fund are made by the Global Asset Allocation Team of Mellon Capital Management Corporation (Mellon Capital), consisting of Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as portfolio manager of the fund. The team has managed the fund since July 2010. Messrs. Dagioglu, Stavena and Miletich are Managing Directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively. Prior to 2008, Mr. Miletich was a partner and senior consultant at New England Pension Consultants and previously worked with Tower Perrin as an actuarial analyst. Mr. Zaches is a Director of Mellon Capital, where he has been employed since 1998. There are no limitations on the role of a team member with respect to investment decisions for the fund.